UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

GLENBOROUGH REALTY TRUST INCORPORATED

(Exact name of Registrant as Specified in Charter)

Maryland	001-14162	94-3211970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Ste. 1100, San Mateo, California 94402

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 343-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective May 24, 2005, the Audit Committee of Glenborough Realty Trust’s (the “Company”) Board of Directors unanimously approved the dismissal of KPMG LLP as the Company’s independent registered public accounting firm.

KPMG LLP’s audit reports on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2004 and 2003 as well as KPMG LLP’s audit reports on management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended December 31, 2003 and 2004, respectively, and the subsequent interim period through May 24, 2005, which was the date of dismissal of KPMG LLP, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter in its audit report; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG LLP with a copy of the foregoing disclosures and requested KPMG LLP to furnish the Company a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG LLP’s response letter dated May 31, 2005 is attached as Exhibit 16.1 to this Form 8-K.

Effective May 24, 2005, the Company’s Audit Committee appointed PricewaterhouseCoopers (“PwC”) to audit the Company’s financial statements for the fiscal year ending December 31, 2005. Prior to the appointment of PwC, neither the Company nor anyone on behalf of the Company had consulted with PwC during the Company’s two most recent fiscal years and for fiscal year 2005 through May 23, 2005 in any matter regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report nor oral advice provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (B) any matter which was the subject of either a disagreement or a reportable event, as each are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

Exhibit 16.1	Letter of KPMG LLP dated May 31, 2005 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLENBOROUGH REALTY TRUST INCORPORATED

Date: May 31, 2005	By	/s/ Stephen R. Saul
Stephen R. Saul
Executive Vice President, Chief Financial Officer and Secretary